REGULATION D SUBSCRIPTION AGREEMENT

San Lotus Holding Inc.

The undersigned (each the “Subscriber”, and collectively the “Subscribers”) and San Lotus Holding Inc. (the “Company”) entered this Subscription Agreement on March 13, 2014. The parties mutually agree as follows:

1.	Subscription and terms of Shares.

1.1	Subscription. The Subscribers hereby subscribe to purchase from the Company an aggregate of US$181,890.00 or 900,000 shares (the “Shares”), of the Company’s common stock, par value $0.1 per share, (the “Common Stock”) at a per share purchase price which shall be $0.2021 per share (the “Purchase Price”). All checks should be made payable to: “San Lotus

Holding Inc.”

1.2	Acceptance or Rejection of Subscription. The Company in its sole discretion reserves the right to accept or reject this subscription for the Shares, in whole or in part, before receipt by the Company of the Purchase Price. Upon the Company accepts this subscription, this subscription becomes irrevocable.

2.	Closing. If the Company has not received and accepted subscriptions and the closing date is not extended in the sole discretion of the Company for up to an additional ninety (90) days (the "Closing Date"), the Offering ends and any unaccepted investments in the possession of the Company, along with the related documents, shall be promptly returned to the Subscribers.

3.	Representations and Warranties of the Subscribers. The Subscribers hereby represent, warrant, and covenant as follows:

3.1	Access to Information. The Subscribers, in making the decision to purchase the Shares, relied solely on independent investigations made by them and/or their representatives, if any. The Subscribers and/or their representatives during the course of this transaction, and before the purchase of any Shares, have had the opportunity to ask questions of and receive answers from the management of the Company concerning the terms and conditions of the offering of the Shares and to receive any additional information, documents, records and books relative to its business, assets, financial condition, results of operations and liabilities (contingent or otherwise) of the Company;

3.2	Sophistication and Knowledge. The Subscribers and/or their representatives have such knowledge and experience in financial and business matters that they can represent themselves and are capable of evaluating the merits and risks of the purchase of the Shares. The Subscribers are not relying on the Company with respect to the tax and other economic considerations of an investment in the Shares, and the Subscribers have relied on the advice of, or have consulted with, only the Subscribers’ own advisor(s);

3.3	Lack of Liquidity. The purchase of the Shares involves a high degree of risk. The Subscribers can bear the economic risk of the purchase of the Shares, including the total loss of its investment. The Subscribers have no present need for liquidity in connection with its purchase of the Shares;

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3.4	Authority. The Subscribers have the full right and power to enter into and perform pursuant to this Agreement and to make an investment in the Company, and this Agreement constitutes the Subscribers’ valid and legally binding obligation, enforceable in accordance with its terms. The Subscribers are authorized and otherwise duly qualified to purchase and hold the Shares and to enter into this Agreement;

3.5	Regulation D Exemption. The Subscribers acknowledge that the Shares are being offered and sold to them in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws under Section 4(2) of the Securities Act and/or the provisions of Rule 506 of Regulation D promulgated by the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended. And, the Company is relying upon the truth and accuracy of the representations, warranties, agreements acknowledgments and understandings of the Subscribers set forth in this Agreement and/or Investor Questionnaire in order to determine the applicability of such exemptions and the suitability of the Subscribers to acquire the Shares. In this regard, the Subscribers further represent, warrant and agree that:

a.	No Public Solicitation. The Common Shares were not offered to the Subscribers through, and the Subscribers are not aware of, any form of general solicitation or general advertising, including, without limitation:

(1)	any advertisement, articles, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and

(2)	any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

b.	Investment Only. Each Subscriber is acquiring Shares for the his own account and not for the account of others and for investment purposes only.

c.	Restriction to Transfer of Shares.

(1)	The Shares are not registered and therefore are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering. The Subscribers must not offer, resell, pledge or otherwise transfer the Shares except through registration under all applicable federal and state securities laws or an available exemption therefrom.

(2)	The Company has no obligation to register the resale of the Securities pursuant to the Securities Act or to otherwise qualify the Securities for resale under any federal, state or provincial securities laws. In this regard, the Subscribers represent that they are familiar with Rule 144 under the Securities Act, as presently in effect, and understand the resale limitations imposed thereby and by the Securities Act;

(3)	The Subscribers understand that the shares subject to this Subscription Agreement will be registered under a Registration Statement on Form S-1, filed with the Securities and Exchange Commission, however, until such Registration Statement has been declared effective by the Securities and Exchange Commission, a legend shall be placed on any certificate representing the Shares substantially as follows:

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THIS SECURITY HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF UNITED STATES FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS APPLICABLE;

3.6	Standing of the Subscribers.

a.	If the Subscribers are a corporation, they are duly organized, validly existing and in good standing under the laws of the jurisdiction of their incorporation, and if the Subscribers are a partnership or other organization, they are duly organized, validly existing and in good standing under the laws of their jurisdiction of organization;

b.	If the Subscribers are a corporation, the execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate action;

c.	If the Subscribers are a partnership or other organization, all governing documents necessary to enter into this Agreement and to consummate the transactions contemplated hereby, and all necessary consents and approvals required by the partnership agreement or other governing documents have been obtained; and

d.	For both corporations and partnerships, this Agreement constitutes a legal, valid and binding obligation of the Subscribers, enforceable against the Subscribers in accordance with their terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally.

4.	Company’s Representations and Warranties. The Company represents and warrants to the undersigned as follows:

4.1	Organization of the Company. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada.

4.2	Authority.

a.	The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Shares;

b.	the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required; and

c.	this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

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4.3	Exemption from Registration; Valid Issuances. The sale and issuance of the Shares, in accordance with the terms and on the bases of the representations and warranties of the undersigned set forth herein, may and shall be properly issued by the Company to the undersigned pursuant to any applicable federal or state law. When issued and paid for as herein provided, the Shares shall be duly and validly issued, fully paid, and nonassessable. Neither the sales of the Shares pursuant to, nor the Company's performance of its obligations under, this Agreement shall:

a.	result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Shares or any of the assets of the Company, or

b.	entitle the other holders of the Common Stock of the Company to preemptive or other rights to subscribe to or acquire the Common Stock or other securities of the Company. The Shares shall not subject the undersigned to personal liability by reason of the ownership thereof.

4.4	No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Shares, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Common Stock under the Securities Act.

5.	Indemnity by the Subscribers. The Subscribers shall indemnify and hold harmless the Company and all of its directors, officers, agents and employees from any and all damages, losses, costs and expenses (including reasonable attorneys' fees) which they may incur:

a.	by reason of the Subscribers’ failure to fulfill any of the terms and conditions of this Agreement;

b.	by reason of the Subscribers’ breach of any of the Subscribers’ representations, warranties or agreements contained herein or in the Investor Questionnaire; and/or

c.	with respect to any and all claims made by or involving any person, other than the Subscriber, claiming any interest, right, title, power or authority regarding the Subscribers’ purchase of Shares. The Subscribers further agree and acknowledge that this indemnification agreement shall survive any sale or transfer, or attempted sale or transfer, of any portion of the Subscribers’ Shares or upon the Subscribers’ death.

6.	Waiver and Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

7.	Amendments. Any provision in the Agreement to the contrary notwithstanding, and except as hereinafter provided, changes in, termination or amendments of or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if either Party shall obtain consent thereto in writing from the other Party. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

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8.	Addresses for Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the Company and/or to the Subscribers. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party’s address which shall be deemed given at the time of receipt thereof.

9.	Costs and Taxes.

a.	Upon execution of this Agreement and with each delivery of the Purchase Price as set forth in 1.1, the Company is not responsible for any legal fees incurred by the Subscribers in relation to the Subscribers’ review, entry into or execution of this Agreement.

b.	The Company shall pay any and all stamp, or other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the issuance of any securities and the other instruments and documents to be delivered hereunder, and agrees to hold the Subscribers harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

10.	Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company, the Subscribers and the respective successors and assigns.

11.	Survival of Representations and Warranties. All representations and warranties made in this Agreement, the Shares, or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof.

12.	Entire Agreement. This Agreement constitute the entire agreement between the parties with respect to the subject matter set forth herein and supersede any prior understandings or agreements concerning the subject matter hereof.

13.	Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained therein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and the terms of the Shares shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

14.	Governing Law and Venue.

a.	This Agreement shall be enforced, governed and construed in accordance with the laws of the State of Nevada without giving effect to choice of laws principles or conflict of laws provisions. Any suit, action or proceeding pertaining to this Agreement or any transaction relating hereto shall be brought in the State of Nevada and the undersigned hereby irrevocably consents and submits to the jurisdiction of such courts for the purpose of any such suit, action, or proceeding.

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b.	The Subscribers hereby waive, and agree not to assert against the Company, or any successor assignee thereof, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, (i) any claim that the Subscribers are not personally subject to the jurisdiction of the above-named courts, and (ii) to the extent permitted by applicable law, any claim that such suit, action or proceeding is brought in an inconvenient forum or that the venue of any such suit, action or proceeding is improper or that this Agreement may not be enforced in or by such courts.

15.	Headings. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

16.	Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

17.	Further Assurances. From and after the date of this Agreement, upon the request of the Subscribers or the Company, the Company and the Subscribers shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the Shares.

18.	Legal Representation/Conflict of Interest. The Subscribers, by executing this Subscription Agreement acknowledges, represent and agree that:

a.	the Company has retained legal counsel to represent it in connection with the preparation of this Subscription Agreement;

b.	such legal counsel has prepared such documents with a view to the interests of the Company only and has not undertaken to represent the interest of the Subscribers and that no attorney-client relationship or fiduciary duty exists between such legal counsel and the Subscribers, notwithstanding that the Subscribers’ investment may pay, directly or indirectly, for such legal services;

c.	the Subscribers have been advised to have such legal documents reviewed by the Subscribers’ own independent attorney and/or other advisors; and

d.	the services performed by such legal counsel have been limited to the preparation of such documentation at the request and direction of the Company and such legal counsel has not undertaken to conduct any investigation whatsoever concerning the facts, risks or circumstances concerning or relating to the investment and/or the background or financial qualifications of the Company.

< Signature Page to Follow >

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

SUBSCRIBERS:

Name	Representative Signing	Address	Shares Purchased	Social Security/ Taxpayer Identification Number	Type of Ownership
Joseph Shashaty	/s/Joseph Shashaty	1668 Sera. Moon Dr. Beaumont, CA 92223	300,000	###-##-####	Individual
Vadim Brunell	/s/Vadim Brunell	14003 Nordhoff St.Arleta, CA91331	300,000	###-##-####	Individual
Craig Scott Galper	/s/Craig Scott Galper	20336 E. Walnut Canyon Rd, Walnut, CA91789	300,000	###-##-####	Individual

ACCEPTANCE BY THE COMPANY:

San Lotus Holding Inc.

By:	/s/ Chen, Li Hsing
Chen, Li Hsing
Title: Chairman of the Board
Address: 3F B302C, No. 185 Kewang Road
Longtan Township, Taoyuan County 325
Taiwan (R.O.C.)

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